                                                                    EXHIBIT 99.2

                                 $100,000,000
                         BAY VIEW CAPITAL CORPORATION
                      9-1/8% SUBORDINATED NOTES DUE 2007


         OFFICERS' CERTIFICATE PURSUANT TO SECTIONS 201 AND 301 OF THE
                          INDENTURE IDENTIFIED BELOW

August 28, 1997

     The undersigned, Edward H. Sondker, President and Chief Executive Officer, and Robert J. Flax, Executive Vice President, General Counsel and Secretary of Bay View Capital Corporation, a Delaware Corporation (the "Company"):

     (a) Each hereby certifies that he has read and is familiar with the provisions of Article Two and Article Three of the Indenture referred to below relating to the issuance of Notes thereunder and the definitions used in such Articles; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its corporate acts and proceedings; that, in his opinion, he has made such examination or investigation as is necessary to enable him to express an informed opinion (i) as to whether or not the covenants and conditions in the Indenture have been complied with and
(ii) that all covenants or conditions provided for in the Indenture relating to the establishment of a series of Debt Securities and the form and terms of such series and the issuance, authentication and delivery of such Debt Securities have been complied with.

     (b) Acting pursuant to an authorization contained in a resolution of the Executive Committee of the Board of Directors of the Company (a copy of which, certified by the Secretary of the Company, is delivered herewith) duly adopted on June 16, 1997, do hereby authorize, adopt, and approve the following terms for a series of Debt Securities to be issued under the Indenture dated as of August 28, 1997 (the "Indenture", which term, as used herein, includes the terms of the Notes established by this Officers' Certificate), between the Company and SunTrust Bank, Central Florida, National Association, as Trustee:

          (1) Title of Debt Securities of the series:

              9-1/8% Subordinated Notes due 2007 (the "Notes").

          (2) Limit, if any, on the aggregate principal amount of Notes (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 905 or 1107):

              $100,000,000.

          (3) The Notes shall be issuable as Registered Securities only.

          (4) The Notes shall be issuable in permanent global form and shall be exchangeable for Notes in definitive certificated form only in the circumstances specified in Section 305 of the Indenture; The Depository Trust Company is appointed as Depository with respect to the Notes.

          (5) Date on which the principal of Notes is payable at final maturity:

              August 15, 2007.

          (6) Interest on the Notes:

              (a) The rate of interest on the Notes and the method of calculation thereof:

                  9-1/8% per annum calculated on the basis of a 360-day year of twelve 30-day months.

              (b) The date from which such interest shall accrue:

                  August 28, 1997.

              (c) Interest Payment Dates:

                  February 15 and August 15, commencing February 15, 1998.

              (d) Regular Record Dates:

                  February 1 and August 1 (in each case whether or not a Business Day) next preceding each February 15 and August 15, respectively.

          (7) The place or places where the principal of, premium, if any, and interest on the Notes shall be payable, where notices or demands to or upon the Company in respect of the Notes and the Indenture may be served and where Notes may be surrendered for registration of transfer or exchange shall be as set forth in Section 1002 of the Indenture.

          (8) The Notes will be redeemable at the option of the Company (upon obtaining the approval of the Federal Reserve Board, if required, in the event the Company becomes a bank holding company), in whole or from time to time in part, at any time on or after August 15, 2002, on not less than 30 nor more than 60 days' prior written notice to each holder of Notes to be redeemed, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period beginning on August 15 of the years indicated below; provided that installments of interest on Notes which are due and payable on or prior to the relevant redemption date shall be payable to the holders of such Notes registered as such at the close of business on the relevant Regular Record Dates:

                Year           Redemption Price
        ---------------------  -----------------
        2002.................           104.563%
        2003.................           103.042%
        2004.................           101.521%
        2005 and thereafter..           100.000%

          In addition, at any time prior to August 15, 2002, the Notes shall be redeemable at the option of the Company, in whole or from time to time in part, within 180 days of the occurrence of a Change of Control or a Regulatory Event, on not less than 30 nor more than 60 days' prior written notice to each holder of Notes to be redeemed, at a redemption price equal to the sum of (x) the principal amount thereof, plus (y) accrued and unpaid interest, if any, to the applicable date of redemption, plus (z) the Applicable Premium.

      (9) The Notes shall not be entitled to the benefit of any sinking fund.

     (10) The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

     (11) The following additional covenants shall be applicable with respect to the Notes:

          (a) Limitation on Restricted Payments.   (i)  The Company will not,
              ---------------------------------
and will not permit any of its Subsidiaries to, directly or indirectly:

              (A) declare, pay or set apart any funds for the payment of any dividend on, or make any distribution to holders of, any Capital Stock of the Company or any Capital Stock of any Subsidiary of the Company (other than payments to the Company or a Subsidiary of the Company and other than dividends or distributions to the extent payable in Qualified Capital Stock of the Company);

              (B) repurchase, redeem or otherwise acquire or retire for value, directly or indirectly, any Capital Stock of the Company or any Subsidiary (other than any Wholly Owned Subsidiary) of the Company; or

              (C) prior to any Fixed Maturity of principal or any scheduled mandatory redemption date or any scheduled sinking fund payment of any Junior Subordinated Indebtedness, make any principal payments on, or repurchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, any Junior Subordinated Indebtedness; (each of the foregoing actions described in clauses (A) through (C) above, other than any such action that is a Permitted Payment (as defined below), is referred to herein as a "Restricted Payment"), unless immediately after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the

Company and each Principal Bank Subsidiary of the Company will be in compliance with its Regulatory Capital Requirements and (3) the aggregate amount of all such Restricted Payments by the Company and its Subsidiaries declared or made after June 30, 1997 (excluding all Restricted Payments declared or made pursuant to and in compliance with clause (y) or (z) of the proviso to this paragraph
(i)) does not exceed the sum of:

          (aa) 50% of the Adjusted Consolidated Net Income of the Company accrued on a cumulative basis during the period commencing on July 1, 1997 and ending on the last day of the Company's most recent fiscal quarter ending prior to the date of such Restricted Payment (or, if such Adjusted Consolidated Net Income shall be a loss, minus 100% of such loss);

          (bb) the aggregate (without duplication) of the Net Cash Proceeds and the Fair Market Value of property not constituting Net Cash Proceeds received by the Company after July 1, 1997 from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company, except, in each case, to the extent such proceeds or property are used to repurchase, redeem, defease, make sinking fund payments on or otherwise acquire or retire Capital Stock of the Company or any Subsidiary (other than any Wholly Owned Subsidiary and other than Capital Stock of a Subsidiary of the Company if purchased from such Subsidiary) of the Company or Junior Subordinated Indebtedness as set forth in clause (ii)(A) below and except, in each case, for Qualified Capital Stock issued in connection with the Merger; and

          (cc) the aggregate (without duplication) of the Net Cash Proceeds and the Fair Market Value of property not constituting Net Cash Proceeds received by the Company after July 1, 1997 from the issuance or sale (other than to any of its Subsidiaries) of any debt securities or Redeemable Capital Stock that is subsequently converted into or exchanged for Qualified Capital Stock of the Company plus (without duplication) any additional Net Cash Proceeds and the Fair Market Value of any additional property received by the Company at the time of such conversion or exchange, except in each case for any debt securities or Redeemable Capital Stock issued in connection with the Merger; provided that (x)
                                                               --------
the foregoing provisions of this paragraph (i) will not restrict the payment of any dividend within 60 days after the date of declaration thereof if, at such date of declaration, such declaration and payment was permitted by the foregoing provisions of this paragraph (i), (y) notwithstanding the limitations set forth in clause (3) of this paragraph (i), but subject to compliance with the conditions set forth in clauses (1) and (2) of this paragraph (i), the Company and its Subsidiaries may declare and make Restricted Payments in an aggregate amount not to exceed $15 million in the period from July 1, 1997 through December 31, 1997 and not to exceed $30 million in any calendar year thereafter (commencing with the calendar year ending December 31, 1998) and no Restricted Payments declared or made pursuant to and in compliance with this clause (y) shall be included in calculating the aggregate amount of Restricted Payments declared or made by the Company and its Subsidiaries for purposes of clause (3) of this paragraph (i), and (z) the foregoing provisions of this paragraph (i) will not restrict the repurchase or redemption of shares of preferred stock of EurekaBank, A Federal Savings Bank, which are outstanding on the Issue Date and held by the Federal Deposit Insurance Corporation, so long as the aggregate purchase or redemption price does not exceed $10 million, such purchase or redemption occurs prior to or substantially concurrently with the Merger and such preferred stock is retired following such redemption or repurchase, and no Restricted Payments declared or made pursuant to and in compliance with this clause (z) shall be included in calculating the aggregate amount of Restricted Payments declared or made by the Company and its Subsidiaries for purposes of clause (3) of this paragraph (i).

          (ii) So long as no Default or Event of Default has occurred and is continuing, the provisions of paragraph (i) above shall not restrict the following actions (each being referred to as a "Permitted Payment"):

               (A) the repurchase, redemption, defeasance or other acquisition or retirement of any Capital Stock of the Company or any Subsidiary (other than a Wholly Owned Subsidiary and other than the purchase of Capital Stock of a Subsidiary of the Company from such Subsidiary) of the Company or Junior Subordinated Indebtedness in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege where, in connection therewith, cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds or Fair Market Value of property not constituting Net Cash Proceeds of, a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds or Fair Market Value of such property received by the Company from the issuance of such shares of Qualified Capital Stock shall, to the extent so utilized, be excluded from clause (bb) of paragraph (i) above; and

               (B) the repurchase, redemption, defeasance or other acquisition or retirement of any Junior Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for, or out of the Net Cash Proceeds of, a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of new Junior Subordinated Indebtedness of the Company (such a transaction, a "refinancing;" the term "refinanced" shall have a meaning correlative to the foregoing); provided that (a) any such new Junior Subordinated Indebtedness of the Company shall be in a principal amount that does not exceed an amount equal to the sum of (i) the principal amount of the Junior Subordinated Indebtedness to be so refinanced, (ii) the amount of any premium expected to be paid in connection with such refinancing pursuant to the terms of the Junior Subordinated Indebtedness to be so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer, privately negotiated repurchase or otherwise and (iii) the amount of expenses of the Company incurred in connection with such refinancing (provided that for purposes of this clause (a), the principal amount of any Junior Subordinated Indebtedness shall be deemed to mean the principal amount thereof or, if such Junior Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as would be due and payable if such Junior Subordinated Indebtedness were accelerated as of the date of determination); (b) (x) if such refinanced Junior Subordinated Indebtedness has an Average Life to Stated Maturity shorter than that of the Notes or a final Fixed Maturity earlier than the Final Maturity Date of the Notes, such new Junior Subordinated Indebtedness shall have an Average Life to Stated Maturity no shorter than the Average Life to Stated Maturity of such refinanced Junior Subordinated Indebtedness and a final

Fixed Maturity no earlier than the final Fixed Maturity of such refinanced Junior Subordinated Indebtedness or (y) in all other cases, each Fixed Maturity of principal (or any required repurchase (other than pursuant to Permitted Repurchase Provisions), redemption, defeasance or sinking fund payments) of such new Junior Subordinated Indebtedness shall be on or after the Final Maturity Date of the Notes; and (c) such new Junior Subordinated Indebtedness of the Company is expressly subordinate to the Notes in right of payment to at least substantially the same extent as the Junior Subordinated Indebtedness being refinanced.

          (b) Limitation on Affiliate Transactions.   The Company will not, and
              ------------------------------------
will not permit any of its Subsidiaries to, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property, any employee compensation arrangements or the rendering of any service) with any Affiliate of the Company or any Affiliate of any of the Company's Subsidiaries unless the terms thereof (i) are no less favorable to the Company or such Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (ii) if such transaction involves an amount in excess of $5.0 million, (a) are set forth in writing and (b) have been approved by resolution adopted by a majority of the members of the Company's board of directors having no personal stake in such transaction and (iii) if such transaction involves an amount in excess of $15.0 million, have been determined (as set forth in a written opinion) by a nationally recognized investment banking firm (or, if nationally recognized investment banking firms do not customarily render opinions with respect to transactions of such type, by a nationally recognized expert with experience in evaluating the terms and conditions of transactions of such type) to be fair, from a financial point of view, to the Company or such Subsidiary, as the case may be; and the Company shall have delivered to the Trustee the writings, resolutions and/or opinions, as the case may be, required by clauses (ii) and (iii) of this sentence.

          The provisions of the foregoing paragraph shall not apply to (i) transactions between or among the Company and any of its Subsidiaries or between or among Subsidiaries of the Company, (ii) any Restricted Payment or Permitted Payment permitted to be made under the covenant described under (a) (Limitation on Restricted Payments) above, (iii) loans or advances to employees in the ordinary course of business, (iv) customary directors fees and indemnities, (v) ordinary course commercial agreements or renewals thereof on such terms as are in effect as of the Issue Date and which terms are no less favorable to the Company or such Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (vi) any issuance of securities or other payments, compensation, benefits, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company and (vii) the grant of stock options or similar rights to employees and directors of the Company or any of its Subsidiaries pursuant to plans approved by the Board of Directors of the Company.

          (c) Reports.   The Company will file on a timely basis with the
              -------
Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to

Section 13 or 15(d) of the Exchange Act. The Company will (a) file with the Trustee, and mail to each holder of Notes and, so long as any of the Notes is represented by one or more Global Notes, mail or otherwise deliver to each beneficial owner of an interest in the Global Notes (upon written request to the Company by such beneficial owner), without cost to such holder or beneficial owner, as the case may be, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, supply at the Company's cost copies of such reports and documents to any prospective holder of Notes and, so long as any of the Notes is represented by one or more Global Notes, to each prospective owner of a beneficial interest in the Global Notes promptly upon written request.

          (d) Limitation on Consolidation, Merger and Sale of Assets.   The
              ------------------------------------------------------
Company will not, in any transaction or series of related transactions, consolidate with or merge into any Person or sell, assign, transfer, lease or otherwise convey all or substantially all its properties and assets to any Person unless (a) either the Company shall be the continuing Person, or the successor or transferee Person (if other than the Company) (the "Successor Person") is a corporation which is organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes outstanding under the Indenture and the performance of the Company's other obligations under the Indenture and the Notes; (b) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default with respect to the Notes shall have happened and be continuing; (c) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company and each of its Principal Bank Subsidiaries or the Successor Person and each of its Principal Bank Subsidiaries, as the case may be, shall be in compliance with its Regulatory Capital Requirements; and (d) either the Company or the Successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease or other conveyance and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this section and that all conditions precedent herein or in the Indenture provided for relating to such transaction have been complied with; provided that clause (c) of this paragraph shall not be applicable at any time that (1) the Company is subject to the capital adequacy guidelines of the Federal Reserve Board and (2) the Company has reasonably determined (as evidenced by an Officers' Certificate delivered to the Trustee) that there is more than an insubstantial risk that the continued applicability of such clause
(c) would prevent the Company from treating the Notes as Tier 2 Capital (or the then equivalent thereof, if applicable) for purposes of the capital adequacy guidelines of the Federal Reserve Board, as then in effect and applicable to the Company; and provided, further, that if at any time thereafter (I) the Company ceases to be subject to the capital adequacy guidelines of the Federal Reserve Board or (II) the Company would not at such time be able to make the determination described in clause (2) above, then the provisions of such clause
(c) shall thereupon automatically again become applicable.

          The provisions of the preceding paragraph will apply with respect to the Notes instead of, and insofar as such provisions relate to the Notes shall supersede and replace, Section 801 of the Indenture.

          (12) Terms defined for purposes of this Officers' Certificate and the issuance of the Notes:

          "Adjusted Consolidated Net Income" of any Person means, for any period, the consolidated net income (or loss) of such Person and its consolidated Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (loss), by excluding, without duplication, (i) all extraordinary gains and losses, less all fees and expenses relating thereto, net of taxes, (ii) the portion of net income (or loss) of any Person (other than such Person and any of its consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or its consolidated Subsidiaries in cash by such other Person during such period, (iii) the net income (or loss) of any Person combined with such Person or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) the net income of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or other organizational documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations (including, without limitation, any Regulatory Capital Requirements) applicable to that Subsidiary or its shareholders; provided that, upon the termination or expiration of such dividend or distribution restrictions, the portion of net income of such Subsidiary allocable to such Person and previously excluded shall be included in the computation of Adjusted Consolidated Net Income of such Person to the extent of the amount of dividends or other distributions actually paid to such Person in cash by such Subsidiary, (vi) any amortization of goodwill arising from the Merger, or (vii) any utilization of any tax-loss carryforward acquired in the Merger.

          "Applicable Premium" means, with respect to a Note, the greater of (i) 1.0% of the then outstanding principal amount of such Note and (ii) (a) the present value of all remaining required interest and principal payments due on such Note and all premium payments relating thereto assuming a redemption date of August 15, 2002, computed using a discount rate equal to the Treasury Rate plus 50 basis points minus (b) the then outstanding principal amount of such Notes minus (c) accrued and unpaid interest paid on the date of redemption.

          "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including any sinking fund or mandatory redemption payments) of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

          "Beneficial Owner" has the meaning attributed to it in Rules 13d-3 and 13d-5 (as in effect on the Issue Date) under the Exchange Act, except that a Person shall be deemed to be the "beneficial owner" of all shares or other securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close.

          "Capital Lease Obligation" of any Person means any obligations of such Person under any lease which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation; and the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP and the final Fixed Maturity of such obligation shall be the date of the last payment of rent due under such lease prior to the first date on which such lease may be terminated by the lessee pursuant to the terms thereof without payment of a penalty.

          "Cash Equivalents" means (i) any evidence of indebtedness with a maturity of 180 days or less issued or unconditionally and fully guaranteed or insured directly by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) deposits, certificates of deposit or bankers' acceptances with a maturity of 180 days or less of any domestic financial institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (iii) commercial paper with a maturity of 180 days or less issued by a corporation (other than an Affiliate of the Company) organized under the laws of the United States of America, any state thereof or the District of Columbia and rated at least "A-1" by Standard & Poor's Ratings Group (or any successor thereto) or "P-1" by Moody's Investors Service, Inc. (or any successor thereto); and (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally and fully guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within 180 days from the date of acquisition.

          "Change of Control" means (i) any merger or consolidation of the Company with or into any Person, or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company in one transaction or a series or related transactions, if, immediately after giving effect to such transaction or series of transactions, any "person" or "group" (as such terms are used for purposes of Section 13(d) and 14(d) of the Exchange Act as in effect on the Issue Date, whether or not applicable) is or becomes the Beneficial Owner, directly or indirectly, of more than 40% of the total voting power of all Voting Stock of the transferee or surviving Person then outstanding, (ii) any such "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act as in effect on the Issue Date, whether or not applicable) is or becomes the Beneficial Owner, directly or indirectly, of more than 40% of the total voting power of all Voting Stock of the Company then outstanding or (iii) at any time during any period of 12 consecutive months, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

          "Control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities (or pledge of voting securities if the pledgee thereof may on the date of determination exercise or control the exercise of the voting rights of the owner of such voting securities), by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

          "Default" means any event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default with respect to the Notes.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

          "Fair Market Value" means, with respect to any property received by the Company in connection with the issuance or sale of Capital Stock, or the conversion or exchange of securities into Capital Stock, the fair market value of such property as determined in good faith by the Board of Directors of the Company (as evidenced by a Board Resolution), whose determination shall be conclusive, net of attorneys' fees, accountants' fees and brokerage, consulting, underwriting and other fees and expenses actually incurred in connection with such transaction and net of taxes paid or payable as a result thereof; provided that there shall be excluded from such computation the fair market value of any property consisting of deferred payment obligations.

          "Federal Reserve Board" means (i) the Board of Governors of the Federal Reserve System or (ii) any successor thereto for the purpose of regulating bank holding companies under federal law.

          "Final Maturity Date" means August 15, 2007.

          "Fixed Maturity," when used with respect to any Indebtedness, means the date or dates specified in such Indebtedness as the fixed date or dates on which any principal amount of such Indebtedness is due and payable (including, without limitation, by reason of any required redemption, purchase, defeasance or sinking fund payment) and, when used with respect to any installment of interest on any Indebtedness, means the date on which such installment is due and payable.

          "Global Note" means a Note in book-entry form registered in the name of The Depository Trust Company or its nominee or in the name of any successor depositary for the Notes or any nominee of such successor.

          "Guaranteed Indebtedness" of any specified Person means, without duplication, all Indebtedness of any other Person guaranteed directly or indirectly in any manner by such specified Person, or in effect guaranteed directly or indirectly by such specified Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness,
(ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or
(v) otherwise to assure a creditor with respect to Indebtedness against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all indebtedness and obligations referred to in clauses (i) through (v) above of other Persons and all dividends payable by other Persons, the payment of which is secured by (or for which the holder of such indebtedness or other obligations or the Person entitled to receive such dividends, as the case may be, has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, obligations or dividends, as the case may be (the amount of such Indebtedness under this clause (vi) being deemed to be the lesser of the fair market value (as determined in good faith by the Board of Directors of the Company (as evidenced by a Board Resolution), whose determination shall be conclusive) of such property or asset or the amount of the indebtedness, obligations or dividends, as the case may be, so secured), (vii) all Guaranteed Indebtedness of such Person (as guarantor), (viii) all Redeemable Capital Stock (valued at the greater of book value and voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends) of such Person, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing or any liability of the types referred to in clauses (i) through
(viii) above. For purposes hereof, (a) the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the terms of the Notes, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors (or any other duly authorized committee thereof) of the issuer of such Redeemable Capital Stock, and (b) Indebtedness is deemed to be incurred pursuant to a revolving credit facility, line of credit or similar facility each time an advance is made thereunder.

          "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

          "Issue Date" means August 28, 1997, the date on which the Notes are first issued.

          "Junior Subordinated Indebtedness" means any Indebtedness of the Company which ranks subordinate in right of payment to the Notes.

          "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, tangible or intangible.

          "Major Bank Subsidiary" means (i) with respect to the Company, (A) Bay View Bank, a federal savings bank, and any successor to all or substantially all of the business or assets of Bay View Bank, a federal savings bank (each referred to herein as the "Bank"), in each case so long as the Bank shall be a Subsidiary of the Company and (B) any Subsidiary of the Company which is a bank, trust company, savings bank, savings and loan association or other banking or thrift association the total assets of which (as determined by such Subsidiary's most recent statement of financial condition) equal more than 75% of the total assets of the Company (as determined by the Company's most recent consolidated statement of financial condition) and (ii) with respect to any Successor Person,
(A) the Bank, so long as the Bank shall be a Subsidiary of such Successor Person and (B) any Subsidiary of such Successor Person which is a bank, trust company, savings bank, savings and loan association or other banking or thrift association the total assets of which (as determined by such Subsidiary's most recent statement of financial condition) equal more than 75% of the total assets of the Successor Person (as determined by the Successor Person's most recent consolidated statement of financial condition).

          The foregoing definition of "Major Bank Subsidiary" shall apply with respect to the Notes instead of, and insofar as it relates to the Notes, shall supersede and replace the definition of such term set forth in the Indenture.

          "Merger" means the merger of America First Eureka Holdings, Inc., a Delaware corporation ("AFEH"), into the Company as contemplated by the Agreement and Plan of Merger dated as of May 8, 1997 among the Company, AFEH and the other parties thereto, as the same may be amended or supplemented from time to time.

          "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of cash or cash equivalents, net of attorney's fees, accountant's fees and brokerage, consulting, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Permitted Repurchase Provisions" means, with respect to any Capital Stock of the Company or any Indebtedness of the Company, any provisions of such Capital Stock or Indebtedness, as the case may be, which expressly require that the Company make an offer to purchase such Capital Stock or Indebtedness, as the case may be, upon the occurrence of a Change of Control or upon the sale or other disposition of assets of the Company or any of its Subsidiaries. As used in the preceding sentence, the term "Change of Control" means (i) any merger or consolidation of the Company with or into any Person, or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction or series of transactions, any "person" or "group" (as such terms are used for purposes of Section 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the beneficial owner, directly or indirectly, of more than a specified percentage (as specified by the terms of the relevant Capital Stock or Indebtedness, as the case may be) of the total voting power of all Voting Stock of the transferee or surviving Person then outstanding, (ii) any such "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the beneficial owner, directly or indirectly, of more than a specified percentage (as specified by the terms of the relevant Capital Stock or Indebtedness, as the case may be) of the total voting power of all Voting Stock of the Company then outstanding, (iii) at any time during any specified period of time, individuals who at the beginning of any such period constituted the Board of Directors of the Company cease for any reason to constitute a majority or other specified percentage (as specified by the terms of the relevant Capital Stock or Indebtedness, as the case may be) of the Board of Directors of the Company then in office, (iv) the Company is liquidated or dissolves or adopts a plan of liquidation or dissolution, (v) any sale, disposition or other transfer of all or substantially all or any substantial part of the assets of the Company and its Subsidiaries, (vi) any other change of control (as specified by the terms of the relevant Capital Stock or Indebtedness, as the case may be) with respect to the Company, and (vii) any event or condition which is similar to any of the foregoing.

          "Principal Bank Subsidiary" means (i) with respect to the Company, (A) Bay View Bank, a federal savings bank, and any successor to all or substantially all of the business or assets of Bay View Bank, a federal savings bank, in each case so long as it shall be a Subsidiary of the Company and (B) any Significant Subsidiary of the Company which is a bank, trust company, savings bank, savings and loan association, savings association or other banking or thrift institution; and (ii) with respect to any Successor Person, (A) Bay View Bank, a federal savings bank, and any successor to all or substantially all of the business or assets of Bay View Bank, a federal savings bank, in each case so long as it shall be a Subsidiary of such Successor Person and (B) any Significant Subsidiary of such Successor Person which is a bank, trust company, savings bank, savings and loan association, savings association or other banking or thrift institution.

          "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

          "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or for which it is exercisable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed or repurchased by the Company prior to the Final Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Final Maturity Date or is convertible into or exchangeable for debt securities at any time prior to the Final Maturity Date at the option of the holder thereof; provided that Capital Stock shall not be deemed to be Redeemable Capital Stock solely by virtue of the existence of any Permitted Repurchase Provisions which are applicable to such Capital Stock.

          "Regulatory Capital Requirements" means (i) with respect to the Company or any Principal Bank Subsidiary of the Company at any time, the minimum amount of capital required for the Company (assuming for such purpose that the Company is subject to regulation as a bank holding company under federal law, whether or not the Company is in fact so subject) or such Principal Bank Subsidiary, as the case may be, to be deemed to be "well capitalized" (or the then equivalent category) or, solely for purposes of clause (c) of the first paragraph under (b)(11)(d) hereof (Limitation on Consolidation, Merger and Sale of Assets), "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to the Company (assuming it is subject to regulation as a bank holding company as aforesaid) or such Principal Bank Subsidiary, as the case may be, at such time; and (ii) with respect to any Successor Person or any Principal Bank Subsidiary of such Successor Person at any time, the minimum amount of capital required for such Successor Person (assuming for such purpose that such Successor Person is subject to regulation as a bank holding company under federal law, whether or not it is in fact so subject) or such Principal Bank Subsidiary, as the case may be, to be deemed to be "well capitalized" (or the then equivalent category) or, solely for purposes of clause (c) of the first paragraph under (b)(11)(d) hereof (Limitation on Consolidation, Merger and Sale of Assets), "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to such Successor Person (assuming it is subject to regulation as a bank holding company as aforesaid) or such Principal Bank Subsidiary, as the case may be, at such time.

          "Regulatory Event" means the Company is subject to the capital adequacy guidelines of the Federal Reserve Board and the Federal Reserve Board has advised the Company in writing that the Notes do not qualify as Tier 2 Capital (or the then equivalent thereof, if applicable) for purposes of the capital adequacy guidelines of the Federal Reserve Board, as then in effect and applicable to the Company.

          "Securitization Entity" means any pooling arrangement or entity (except for any entity in corporate or partnership form) formed or originated for the purpose of holding, and issuing securities representing interests in, one or more pools of mortgages, leases, credit card receivables, home equity loan receivables, automobile loans, leases or installment sales contracts, other consumer receivables or other financial assets of the Company or any of its Subsidiaries, and shall include, without limitation, any grantor trust, owner's trust or real estate mortgage investment conduit.

          "Successor Person" has the meaning set forth under (b)(11)(d) hereof (Limitation on Consolidation, Merger and Sale of Assets).

          "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for repayment (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining term to August 15, 2002; provided, however, that if the then remaining term to August 15, 2002 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term to August 15, 2002 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

          "Wholly Owned Subsidiary" means a Subsidiary of the Company all the outstanding Capital Stock (other than directors' qualifying shares) of which are owned by the Company and/or one or more other Wholly Owned Subsidiaries of the Company.

          (13) Section 1007 of the Indenture shall be applicable with respect to the Limitation on Restricted Payments covenant set forth under (b)(11)(a) hereof, the Limitation on Affiliate Transactions covenant set forth under
(b)(11)(b) hereof, the Reports covenant set forth under (b)(11)(c) hereof and the Limitation on Consolidation, Merger and Sale of Assets covenant set forth under (b)(11)(d) hereof, and such Limitation on Restricted Payments, Limitation on Affiliate Transactions, Reports and Limitation on Consolidation, Merger and Sale of Assets covenants shall also be subject to covenant defeasance pursuant to Section 402(3) of the Indenture. The term "Principal Bank Subsidiary" shall be substituted for the term "Major Bank Subsidiary" in Section 402(4)(b) of the Indenture.

          (14) Initial public offering price of Notes:

               99.35% of the principal amount thereof, together with accrued interest, if any, from August 28, 1997.

          (15) Price at which the Notes shall be sold to the underwriters pursuant to the Purchase Agreement dated August 22, 1997 (as a percentage of the principal amount of the Notes):

               96.60% of the principal amount thereof.

          (16) The Notes will be in substantially the form attached hereto as Exhibit A with such changes therein as may be approved by any officer of the Company executing the Notes (whether by manual or facsimile signature) such approval to be conclusively evidenced by the execution (by manual or facsimile signature) of any such Notes, and the Notes shall have such additional terms as are set forth in the certificates evidencing the Notes, which terms are hereby incorporated herein and in the Indenture by reference.

          (17) SunTrust Bank, Central Florida, National Association shall be the initial Trustee, Paying Agent, transfer agent and Security Registrar for the Notes.

          (18) Terms (whether or not capitalized) used in this Officers' Certificate and not defined herein which are defined in the Indenture shall have the respective meanings given them in the Indenture.

          (19) Captions and headings in this Officers' Certificate are for convenience of reference only and shall not affect the construction hereof.

          (20) This Officers' Certificate shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments entered into and performed in said State. This Officers' Certificate may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          (21) Each of the undersigned hereby further certifies that the form and terms of the Notes have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture.

Certified as of the date first written above.

[SEAL]
                                         /s/ Edward H. Sondker
                               _______________________________________________
                                             Edward H. Sondker
                                Director, President and Chief Executive Officer


                                          /s/ Robert J. Flax
                               _______________________________________________
                                              Robert J. Flax
                                 Executive Vice President, General Counsel
                                              and Secretary